Exhibit 99.2

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED, OR IN COMPLIANCE WITH RULE 144.

WARRANT TO PURCHASE SHARES

OF COMMON STOCK OF

PALM HARBOR HOMES, INC.

Warrant No. C-2	Issue Date: April 24, 2009

THIS CERTIFIES THAT, for value received, SALLY POSEY, an individual (“Holder”), is entitled, subject to the provisions and upon the terms and conditions hereinafter set forth, to subscribe for and purchase 71,657 shares (the “Primary Warrant Stock”) of common stock, $0.01 par value, of Palm Harbor Homes, Inc., a Florida corporation (the “Company”), plus that certain number of shares of Common Stock equal to the Default Share Amount (as defined below) (the “Default Warrant Stock”) for a price per share equal to the applicable Exercise Price (as defined below).

1. Definitions. The following terms shall have the following meanings, which meanings shall be equally applicable to the singular and plural forms of such terms:

“Common Stock” means the common stock of the Company, as the same may be constituted from time to time; provided that if there are different classes or series of Common Stock, then for purposes of Warrant Stock, “Common Stock” means shares of the voting class or series of Common Stock with the most senior rights.

“Convertible Securities” means evidence of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

“Default Share Amount” means either (a) zero, if all principal plus any accrued interest under the Note are paid on or prior to the Maturity Date, or (b) $75,000 divided by the closing price of the Common Stock on the Nasdaq National Market on the Maturity Date, if all principal plus any accrued interest under the Note are not paid in full on or prior to the Maturity Date (rounded up to the nearest whole number). At all times on and prior to the Maturity Date, the Default Share Amount shall mean zero.

“Exercise Price” means either (i) $3.14 per share for shares of Primary Warrant Stock, or (ii) a price per share equal to the closing price of the Common Stock on the Nasdaq National Market on the Maturity Date for shares of Default Warrant Stock.

“Fair Market Value” of a share of Warrant Stock as of a particular date shall mean:

(a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be the closing price of the Common Stock of the Company on such exchange or market reported for the business day immediately before Holder delivers its Notice of Exercise Form to the Company.

(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation.

(c) If there is no active public market, the Fair Market Value shall be the value as determined in good faith by the Company’s Board of Directors upon a review of relevant factors, including due consideration of Holder’s determination of the value of the Company, without a private company or minority interest discount.

“Fully Diluted Outstanding” means, when used with reference to Common Stock, at any date as of which the number of Shares is to be determined, all Shares of Common Stock Outstanding on such date and all shares of Common Stock issuable in respect of (i) the Warrant outstanding on such date, (ii) any Convertible Securities outstanding on such date and (iii) any other Stock Purchase Rights outstanding on such date. In each case, regardless of whether or not the conversion, exchange, subscription or purchase rights associated with such Convertible Securities or Stock Purchase Rights are presently exercisable.

“Holder” means Sally Posey, and her successors, assigns and transferees.

“Issue Date” has the meaning set forth at the beginning of this Warrant.

“Maturity Date” means June 29, 2009.

“Note” means that certain senior subordinated secured promissory note of even date herewith issued by the Company in favor of Holder in the initial principal amount of $750,000.

“Outstanding” mean, when used with reference to Common Stock, at any date the number of shares thereof is to be determined, all issued Shares, except Shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in Shares of Common Stock.

“Person” means a corporation, partnership, limited liability company, joint venture, trust, business, an association, organization, individual, a government or political subdivision thereof, and/or a governmental agency or any other legal entity.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities Exchange Commission or any similar federal statute, and the rules and regulations of the Securities Exchange Commission thereunder, all as the same shall be in effect at the time.

“Shares” means the Company’s presently authorized Common Stock, and any class of capital stock of the Company now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

WARRANT NO. C-2

“Stock Purchase Rights” means any options, warrants or other securities or rights to subscribe to, or exercisable for, the purchase of shares of Common Stock or Convertible Securities, whether or not immediately exercisable.

“Warrant” means this Warrant together with any warrant issued pursuant to the terms hereof.

“Warrant Stock” means the Common Stock into which this Warrant is exercisable and is comprised of Primary Warrant Stock and Default Warrant Stock (if any).

2. Term. Subject to the provisions of this Warrant, the purchase right represented by this Warrant is exercisable in whole or in part, at any time and from time to time until midnight, Dallas, Texas time, on the date that is ten (10) years after the Issue Date.

3. Method of Exercise.

3.1. Standard Method. The purchase right represented by this Warrant may be exercised by Holder, in whole or in part, and from time to time, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit A duly executed), at the principal office of the Company and by the payment to the Company, by check or by wire transfer, of an amount equal to the applicable Exercise Price multiplied by the number of shares of Warrant Stock for which the Warrant is being exercised. The Person or Persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby. Such Shares shall be deemed to have been issued immediately prior to the close of business on the date(s) upon which this Warrant is exercised and the then applicable Exercise Price paid. In the event of any exercise of the rights represented by this Warrant, certificate(s) for the Shares of stock so purchased shall be delivered to the holder hereof as soon as possible, and in any event, within five (5) days of receipt of such notice and payment of the then applicable Exercise Price. Unless this Warrant has been fully exercised or expired, a new warrant will be issued representing the shares that were not exercised. The new Warrant shall contain the same terms and conditions as this Warrant and shall be issued to the Holder hereof as soon as possible, and in any event, within five (5) days of the date of the receipt of the notice of the partial exercise of the original Warrant.

3.2. Net Issue Exercise. In lieu of exercising for cash, Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Warrant Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company (with Notice of Exercise Form attached hereto as Exhibit B duly executed) at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X	=	Y x (A - B)
A

where

X	=	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 3.2.

Y	=	the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 3.2.

WARRANT NO. C-2

A	=	the per share Fair Market Value of the Common Stock.

B	=	the applicable Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 3.2.

3.3. Transfers. Subject to the transfer conditions referenced in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole at any time or in part from time to time, without charge to he Holder upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit C hereto) at the principal office of the Company. Any transferee of the Warrant shall be subject to the terms of, and have the rights of, the initial Holder hereof with regard to the Securities Act, and all applicable state securities laws. Any certificate representing this Warrant or the Warrant Stock shall be endorsed with an appropriate legend regarding restrictions on transfer under applicable securities laws.

4. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof (other than restrictions under federal and state securities laws). During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise in full of the unexercised rights represented by this Warrant.

5. Adjustment to Exercise Price and Number of Shares of Warrant Stock. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 5, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 5.

5.1 Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be proportionately decreased.

5.2 Reorganization, Reclassification, Consolidation, Merger or Sale. In the case of any capital reorganization of the Company or of any reclassification of the shares of Common Stock or in case of the consolidation of the Company with or the merger of the Company with or into any other Person (where the Company is not the surviving corporation or Person) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other Person, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock consolidation, merger, or sale, be exercisable, upon the terms and conditions specified herein, for the number of shares of Common Stock for which that Warrant is exercisable immediately prior to such event; and in any such case, if necessary, the provisions set forth in this Section 5 with respect to the rights thereafter of the holders of the Warrants then outstanding shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrant. The subdivision or combination of the shares of Common Stock at any time outstanding into a greater or lesser number of units or any other event covered by Section 5.1 shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this Section 5.2. The Company

WARRANT NO. C-2

shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor Person resulting from such consolidation or merger or the Person purchasing such assets shall assume, by written agreement, the obligation to deliver to each holder the shares of stock, cash, other securities or assets to which, in accordance with the foregoing provisions, each holder may be entitled and shall assume all other obligations of the Company under this Warrant.

5.3 Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Warrant Stock purchasable upon exercise of this Warrant so as to protect the rights of Holder; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Warrant Stock purchasable upon exercise of this Warrant as otherwise determined pursuant to this Section 5.

5.4 Notices. Within five (5) business days after adjustment of the Exercise Price, the Company shall give written notice thereof to Holder, setting forth in reasonable detail and certifying the calculation of such adjustment. To the extent that, in the reasonable opinion of counsel, such action will not violate applicable state and federal securities laws, the Company shall give written notice to Holder at least at least twenty (20) days prior to the date on which any transaction described in Section 5.2, or any dissolution or liquidation shall take place. Prior to any such disclosure, Holder shall execute any such confidentiality and non-use agreement(s) related to said information that the Company may reasonably request.

6. Covenants of the Company.

6.1 No Impairment. The Company will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company,

(a) will not permit the par value of any Shares at the time receivable upon the exercise of this Warrant to exceed the Exercise Price per share of any share of Warrant Stock,

(b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid non-assessable Shares on the exercise of this Warrant, and

(c) will seek to increase the authorized number of Shares if the total number of Shares issuable after the action upon the exercise of this Warrant and all other warrants, options and other right to acquire Shares will exceed the total number of Shares of Common Stock then authorized by the Articles of Incorporation and available for the purpose of issue upon such exercise.

6.2 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to the Holder at least ten days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

WARRANT NO. C-2

6.3 Common Stock Reserved. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the full exercise of this Warrant.

7. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, in the case of any such mutilation upon surrender of this Warrant, the Company shall (at its expense) execute and deliver in lieu of such Warrant a new Warrant of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated Warrant and dated the date of such lost, stolen, destroyed or mutilated Warrant.

8. Exercise in Connection with Sale. If an exercise of any portion of this Warrant is to be made in connection with a sale of the Company, such exercise may, at the election of the Holder, be conditioned upon the consummation of the sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such sale.

9. No Fractional Shares. In connection with any exercise of this Warrant, the number of Shares issued shall be rounded up to the next whole number of Shares in lieu of issuing any fractional Shares.

10. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

11. Notice of Expiration. The Company shall give notice of expiration of this Warrant to Holder sixty (60) days prior to the end of the term.

12. Notices. All notices and other communications hereunder shall be in writing and shall be delivered by facsimile where confirmation of good transmission or receipt by the receiving party’s receiver is documented, or personally delivered by hand or by reputable overnight courier or mailed by first class certified or registered mail, postage prepaid, as follows:

If to the Company:

Palm Harbor Homes, Inc.
15303 Dallas Parkway, Suite 800
Addison, Texas 75001
Attn: Larry Keener
Facsimile: (713) 866-6072

If to Holder:

Sally Posey
17427 Club Hill Drive
Dallas, Texas 75248
Facsimile:

WARRANT NO. C-2

13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger or consolidation, and all of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall be as set forth in the Company’s Articles of Incorporation and the Company’s Bylaws (each as amended from time to time) and shall survive the exercise and termination of this Warrant and all of the covenants and agreements herein and in such other documents and instruments of the Company shall inure to the benefit of the successors and assigns of the Holder. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Holder but at the Company’s expense, acknowledge in writing its continuing obligation to the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the Holder to make any such request shall not affect the continuing obligation of the Company to the Holder in respect of such rights.

14. Descriptive Headings. The descriptive headings of the sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

15. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Texas without regard to conflict of laws principles.

[Signature page follows.]

WARRANT NO. C-2

IN WITNESS WHEREOF, the undersigned, being duly authorized, has executed and delivered this Warrant as of this day and year set forth in the issue date at the beginning of this Warrant.

PALM HARBOR HOMES, INC.

By:
Name:
Title:

Exhibit A

NOTICE OF EXERCISE FORM

(To be executed upon partial or

full exercise of the attached Warrant)

The undersigned registered holder of the within Warrant irrevocably exercises the attached Warrant for and purchases                      Shares of Palm Harbor Homes, Inc. (the “Company”) and herewith makes payment therefor in the amount of $             all at the price and on the terms and conditions specified in the attached Warrant, and requests that a certificate (or                          certificates in denominations of                      shares) for the Shares                      hereby purchased be issued in the name of and delivered to (choose one):

(a) the undersigned, or

(b)                                         , whose address is                                                                                  , and

(c) whose social security number or federal tax ID number is                     , and, if such Shares do not include all the Shares issuable as provided in the attached Warrant, that a new Warrant of like tenor for the number of Shares not being purchased hereunder be issued in the name of and delivered to (choose one):

(1) the undersigned, or

(2)                                          whose address is                                                                                  ,

(3) whose social security number or federal tax ID number is                     .

By:
(Signature of Holder)

Dated:

Exhibit B

NOTICE OF EXERCISE FORM

(To be executed upon partial or

full exercise of the attached Warrant)

The undersigned registered holder of the within Warrant irrevocably exercises the attached Warrant for and purchases                      Shares of Palm Harbor Homes, Inc. and requests that a certificate (or                      certificates in denominations of                      shares) for the number of Shares determined in accordance with Section 3.2 of the Warrant permitting exercise without cash payment, be issued in the name of and delivered to (choose one):

(a) the undersigned, or

(b)                                         , whose address is                                                                                  , and

(c) whose social security number or federal tax ID number is                                          and,

if such Shares do not include all the Shares issuable as provided in the attached Warrant, that a new Warrant of like tenor for the number of Shares not being purchased hereunder be issued in the name of and delivered to (choose one):

(a) the undersigned, or

(b)                                          whose address is                                                                                      , and

(c) whose social security number or federal tax ID number is                     .

By:
(Signature of Holder)

Dated:

Exhibit C

ASSIGNMENT

FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers all of the rights of the undersigned as the Holder of the attached Warrant No.      (the “Warrant”) with to the number of shares of Common Stock covered thereby set forth below unto:

Name of Assignee(s)	Address	No. of Shares	Taxpayer ID No.

and irrevocably appoints                                          to transfer the Warrant on the books of the Company. The agent may substitute another to act for him.

Registered Holder:
Signature:
Printed Name:
Address:

Date: